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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2006

                                    MOOG INC.
             (Exact name of registrant as specified in its charter)

            New York                     1-5129                16-0757636
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

                East Aurora, New York                         14052-0018
 (Address of principal executive offices)                     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (716) 652-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2006, Moog Inc. (the "Company") issued a press release discussing results of operations for the quarter ended December 31, 2005. A copy of the press release is included as exhibit 99.1 of this report.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

  (d)   Exhibits.

        99.1 Press release dated January 27, 2006, announcing Moog Inc.'s results of operations for the quarter ended December 31, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MOOG INC.


Dated:  January 27, 2006                           By:   /s/ Donald R. Fishback
                                                         -----------------------
                                                   Name: Donald R. Fishback
                                                         Controller

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                                  EXHIBIT INDEX

Exhibit     Description
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99.1        Press release dated January 27, 2006, announcing Moog Inc.'s results of operations for the quarter ended December 31, 2005.